SUPPLEMENT DATED NOVEMBER 12, 2001

TO PROSPECTUS DATED MAY 1, 2001 FOR

MODIFIED SINGLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

(SINGLE LIFE AND SURVIVORSHIP)

SCUDDER DESTINATIONSSM LIFE

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

The Supplement describes variations to the Scudder DestinationsSM Life Prospectus that apply if you purchase your Policy in the State of New Jersey. These changes are further described below with reference to those parts of the Prospectus modified by this Supplement. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The definition of "EFFECTIVE DATE," appearing on page 1 of the Prospectus, is revised to read as follows:

"EFFECTIVE DATE -- The Effective date of insurance coverage under the Policy, as stated in the Policy specifications. It is used to determine Policy Anniversaries, Policy Years and the Deduction Day. If the Effective Date otherwise would be the 29th, 30th or 31st of a month, the Effective Date will be the 28th day of that month. Unless some other date is requested, and except as noted above, the Effective Date applied will be the date of application or the date your initial Premium is received, if later. We will deduct the first monthly deduction on the Effective Date."

The definition of "TRADE DATE," appearing on page 2 of the Prospectus, is revised to read as follows:

"TRADE DATE-- On the Trade Date, we allocate your Scudder Money Market Subaccount Value to the Subaccounts and/or the DCA Fixed Account according to your instructions. The Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date."

The second sentence of the paragraph under the section entitled "Payment of Premium," appearing on page 3 of the Prospectus is revised to read as follows:

" If you choose to pay 90% of the Guideline Single Premium at issue, your current cost of insurance charge will be higher and your Policy will not include our Return of Premium Guarantee."

The third paragraph under the section entitled "Policy Effective Date," appearing on page 3 of the Prospectus is revised to read as follows:

"If we approve your application, and you paid all or a portion of your initial Premium prior to the Issue Date, we will credit interest to your initial Premium at our then current declared rate for the period from the Effective Date to the Issue Date. On the Issue Date, we will allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. On the Trade Date, we will allocate your Scudder Money Market Subaccount value to the Subaccounts you have selected or to the DCA Fixed Account (if you have selected it for Dollar Cost Averaging). The Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date. We will begin to deduct the Policy charges as of the Effective Date.

The paragraph under the section entitled "No Lapse Guarantee," appearing on page 4 of the Prospectus is revised to read as follows:

"Return of Premium Guarantee

Under our Return of Premium Guarantee, we guarantee that your Policy will not lapse so long as Policy Debt is less than or equal to Surrender Value. If the Cash Value of your Policy minus Policy Debt on the day immediately preceding a Deduction Day is less than the Monthly Deduction and any Records Maintenance Charge then due, we will apply the Policy's remaining Cash Value toward payment of the Monthly Deduction and any Records Maintenance Charge owing, and we will give you a 61-day Grace Period to pay additional Premium or loan repayment. If Policy Debt is less than or equal to Surrender Value, and you paid 100% of the Guideline Single Premium at issue, and you did not pay sufficient additional Premium or loan repayment before the Return of Premium Guarantee Period Expiration Date, your Policy will stay in force but the Death Benefit will be reduced to equal your total Premium payments less any prior partial withdrawals of Premium. If Policy Debt exceeds Surrender Value, and/or you paid 90% of the Guideline Single Premium at issue, and you did not pay sufficient additional Premium or loan repayment before the Return of Premium Guarantee Period Expiration Date, your Policy will terminate at the end of the Grace Period."

The paragraph under the section entitled "Duration of Coverage," appearing on page 5 of the Prospectus is revised to read as follows:

"If the Return of Premium Guarantee does not apply to your Policy and if your Cash Value minus Policy Debt is insufficient to cover a Monthly Deduction and any Annual Records Maintenance Charge when due, we will apply the Policy's remaining Cash Value toward payment of the Monthly Deduction and any Records Maintenance Charge owing, and we will give you a 61-day Grace Period to pay additional Premium or loan repayment. If you do not pay sufficient additional Premium or loan repayment, your Policy will terminate at the end of the Grace Period."

The second paragraph under the section "Allocation of Premiums," appearing on page 5 of the Prospectus is revised to read as follows:

"On the Issue Date, we will allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Scudder Money Market Subaccount Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions."

The second paragraph under the section "Allocation of Premiums," appearing on page 13 of the Prospectus is revised to read as follows:

"On the Issue Date, we will allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Scudder Money Market Subaccount Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions. The Trade Date will occur on the Valuation Date on or next following fifteen (15) days after the Issue Date."

The second and third paragraphs under the section entitled "Death Benefit," appearing on page 21 of the Prospectus are revised to read as follows:

"The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit, less any Policy Debt and less any due and unpaid charges. We will determine the amount of the Death Benefit proceeds following Our receipt of due proof of death of the Insured (or second Insured under a Survivorship Policy) and the return of the Policy based on Policy benefits and values in effect on the Insured's (or second Insured's under a Survivorship Policy) date of death. We must receive due proof of death within 90 days after the death of an Insured, or as soon thereafter as reasonably possible. Under a Survivorship Policy, the Owner must provide proof of death upon the first death of an Insured. We usually will pay the Death Benefit proceeds within seven days after we have received all required documentation. Payment may be postponed in certain circumstances. See "Postponement of Payments" below.

If the Grace Period has not expired without payment of any required additional Premium or loan repayment, the Death Benefit generally is the greater of: (1) the Specified Amount; or (2) the Cash Value at the date of death multiplied by a factor from the table of death benefit factors. The death benefit factors in the table reflect the "corridor percentages" for the guideline Premium test under the Tax Code.

If the Grace Period expires before the Return of Premium Guarantee Period Expiration Date, if any, (1) without payment of any additional Premium or loan repayment required to keep the specified amount of coverage in force, (2) with Policy Debt less than or equal to Surrender Value, and (3) with payment of 100% of the Guideline Single Premium at issue, the Death Benefit will be your total Premium paid, less any withdrawals of Premium."

The section entitled "No-Lapse Guarantee and Grace Period," appearing on page 26 of the Prospectus is revised to read as follows:

"Return of Premium Guarantee and Grace Period

Under our Return of Premium Guarantee, we guarantee that your Policy will remain in force so long as Policy Debt is less than or equal to Surrender Value. If the Cash Value of your Policy minus Policy Debt is less than the Monthly Deduction and any Records Maintenance Charge then due, we will apply the Policy's remaining Cash Value toward payment of the Monthly Deduction and any Records Maintenance Charge owing, and your Policy will enter a 61-day Grace Period. If the insured dies during the Grace Period, the Death Benefit will be the amount determined as described in "Death Benefit", less any due and unpaid Monthly Deduction or other charge.

During the Grace Period, you may pay additional Premium or loan repayment without evidence of insurability to keep your Policy in force. Your payment must equal at least three Monthly Deductions and any Records Maintenance Charge then owing. The Grace Period will begin on the day we mail notice of the required payment to your last known address.

If 1) Policy Debt is less than or equal to Surrender Value, 2) the Grace Period ends before the Return of Premium Guarantee Period Expiration Date, if any, as stated in the Policy specifications, 3) you paid 100% of the Guideline Single Premium at issue, and 4) your payment of additional Premium or loan repayment is not sent or delivered within the Grace Period, your Policy will remain in force but the amount paid upon death of an Insured after the Grace Period will be limited to the return of your total Premiums paid less any partial withdrawals of Premium. While the death benefit coverage provided is limited to a return of Premium benefit: (1) no additional Monthly Deductions or annual charges will be applied to this Policy; and, (2) no additional payment of Premium or repayment of Policy Debt will be permitted except upon reinstatement of the Specified Amount of coverage. You may restore the Specified Amount by complying with the reinstatement provisions.

If 1) Policy Debt exceeds Surrender Value, or 2) you paid 90% of the Guideline Single Premium at issue, or 3) the Grace Period ends on or after the Return of Premium Guarantee Period Expiration Date, if any, and 4) your payment of additional Premium or loan repayment is not sent or delivered within the Grace Period, coverage under this Policy will terminate at the end of the Grace Period. You may reinstate your coverage by complying with the reinstatement provisions."

The section entitled "Termination," appearing on page 27 of the Prospectus is revised to read as follows:

"The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

    you surrender your Policy;

    the Insured dies or, for Survivorship Policies, the Surviving Insured dies;

    for Survivorship Policies, the first death is by suicide within two years of the Effective Date or within two years of the Policy's latest reinstatement date, if any;

    the Policy matures;

    the Grace Period ends without payment of any required Premium or loan repayment and Policy Debt exceeds Surrender Value or you paid 90% of the Guideline Single Premium at issue; or

    the Grace Period ends without payment of any required Premium or loan repayment on or after the Return of Premium Guarantee Period Expiration Date, if any, as stated in the Policy specifications."

The section entitled "Reinstatement," appearing on pages 27 and 28 of the Prospectus is revised to read as follows:

If your coverage has been reduced, but not terminated, under the Grace Period provision for nonpayment of additional Premium or loan repayment required to keep the Specified Amount of coverage in force ("See Return of Premium Guarantee and Grace Period" above), and the Policy has not been surrendered for its Net Surrender Value, you may reinstate the Specified Amount any time prior to the Maturity Date. You may also reinstate the Specified Amount within three years of Policy termination, if termination resulted from nonpayment of required additional Premium or loan repayment before the end of the Grace Period, and if the Policy has not been surrendered for its Net Surrender Value. Reinstatement of the Specified Amount is subject to the following conditions:

      Provide evidence of insurability satisfactory to us (evidence of insurability is required for each of the Lives Insured under Survivorship Policies);

(2) Pay the unpaid Monthly Deductions and any unpaid Records Maintenance Charge due during the last expired Grace Period;

(3) Pay at least sufficient additional Premium to keep your Policy in force for three months; and

(4) Pay or reinstate any Policy Debt that existed on the date coverage was reduced or the Policy terminated.

The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next following the date on which we approve your application for reinstatement. You may not reinstate a Policy that has been surrendered. Under Survivorship Policies, if one of the Lives Insured dies during the lapse, upon payment of the reinstatement Premium the Policy will be reissued as a single life permanent Policy.

The suicide and incontestability provisions will apply from the effective date of reinstatement. Initial Premium withdrawn after reinstatement will be subject to the withdrawal charges described in Schedule 1 of the Policy Specifications as if the Policy had remained continuously effective.

The second sentence of the second paragraph under the section entitled "Postponement of Payments," appearing on Page 28 of the Prospectus:

"We may also defer payment of any Death Benefit in excess of the Specified Amount for up to two months from the date requested if those benefits are based upon Policy values that do not depend on the investment performance of the Separate Account."

The first two paragraphs under the section entitled "Cost of Insurance Charge." appearing on Page 29 of the Prospectus are revised to read as follows:

"Cost of Insurance Charge. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured(s). The current cost of insurance charge differs based on 1) the coverage year, 2) the Insured's rate class and 3) whether the initial Premium was 90% or 100% of the Guideline Single Premium at issue. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum cost of insurance rates in the Policy multiplied by the appropriate rate class percent. After the tenth Policy Year the current asset-based cost of insurance rate may decrease. If your initial Premium is more than $2,500,000, your cost of insurance charge may be lower.

The current monthly cost of insurance charge is 1. times 2., where:

    is the applicable current asset-based cost of insurance rate; and

    is the Cash Value on the Deduction Day."

The first two paragraphs under the section entitled "Limit on Right to Contest," appearing on page 32 of the Prospectus are revised to read as follows:

"In the absence of fraud, we may not contest the insurance coverage under the Policy after the Policy has been in force for two years after the Effective Date while the Insured (Surviving Insured under a Survivorship Policy) is alive, unless the Effective Date precedes the date of application. If the Effective Date precedes the date of application, the two year contestablity period will start on the Issue Date."

"If the Policy is reinstated, a new two year contestability period will apply from the effective date of reinstatement and will apply only to statements made in the application for the reinstatement."

The section entitled "Suicide," appearing on page 32 of the Prospectus is revised to read as follows:

"If the Insured under a Single Life Policy dies by suicide, while sane or insane, within two years from the Effective Date, the Death Benefit proceeds will be limited to the Premiums paid less any partial withdrawals and Policy Debt. If, however, the Effective Date precedes the date of application, the two-year suicide period will start on the Issue Date.

If the Insured dies by suicide, while sane or insane, within two years of any reinstatement, our total liability with respect to such reinstatement will be limited to the necessary Premium paid for reinstatement less any partial withdrawals and Policy Debt since such reinstatement.

If the first death under a Survivorship Policy is by suicide within two years of the Effective Date, while sane or insane, we will reissue the Policy. If, however, the Effective Date precedes the date of application, the two year suicide period will start on the Issue Date. The new Policy on the surviving Insured will be a single life Policy providing coverage substantially similar to that provided under the Policy which is available at the time of reissue. The suicide provision for the new Policy will be effective as of the original Policy's Effective Date. If the original Policy's Effective Date precedes the date of application, the new Policy will be effective as of the original Policy's Issue Date. We will also reissue the Policy if the first death occurs by suicide within two years after the date of reinstatement, under the terms described above. The suicide provision for the new Policy will be effective from the original Policy's latest reinstatement date."

"If the second death is by suicide within two years from the Effective Date, while sane or insane, we will pay only the Premiums paid less any partial withdrawals and Policy Debt. If, however, the Effective date precedes the date of application, the two year suicide period will start on the Issue Date. If the second death occurs within two years after the original Policy's latest reinstatement date, our liability will be limited to Premiums paid for reinstatement less any partial withdrawal and Policy Debt."

"We must receive written proof of the first death by suicide within 90 days of such death. We will apply all premium received on this Policy to the new Policy when this Policy is reissued. We will notify You of any additional Premium required within 30 days of receiving notice of the first death. You must pay any additional Premium required within 60 days of the date You receive Our request for additional Premium. If the additional Premium required is not sent or delivered during the time allowed for payment, all coverage will end and your Premium less Policy Debt will be refunded. In the event the Surviving Insured dies within the 60 day period allowed for payment of Premium without Your payment of such additional Premium, we will pay a death benefit based on the full face amount of this Policy reduced by any additional Premium and any other required amount due and payable."

The section entitled "Misstatement as to Age and Sex," appearing on page 33 of the Prospectus is revised to read as follows"

"If the age and/or sex of the Insured(s) is incorrectly stated in the application, the Death Benefit will be adjusted based on what the initial Premium would have purchased using the correct age and/or sex. The Cash Value under the Policy will not be adjusted."

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A current Scudder DestinationsSM Life Prospectus dated May 1, 2001 must accompany this Supplement.

For use in New Jersey only